                                                                      Exhibit 32

                         A.C. MOORE ARTS & CRAFTS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ( Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of A. C. Moore Arts & Craft, Inc. (the "Company"), does hereby certify with respect to the Amendment No. 1 on Form 10-Q/A of the Company for the period ended June 30, 2004 (the "Report") that:

                (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ John E. Parker
                                            ------------------------------------
Date:  April 19, 2005                       John E. Parker
                                            Chief Executive Officer


                                            /s/ Leslie H. Gordon
                                            ------------------------------------
Date: April 19, 2005                        Leslie H. Gordon
                                            Chief Financial Officer

        The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.